UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

NUVALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40671	81-5112298
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nuvalent, Inc.

One Broadway, 14th Floor, Cambridge, Massachusetts 02142
(Address of principal executive offices, including zip code)

(857) 357-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 18, 2025, Nuvalent, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Jefferies LLC, TD Securities (USA) LLC and Cantor Fitzgerald & Co., as representatives of the several underwriters (the “Underwriters”), and Deerfield Healthcare Innovations Fund, L.P. and Deerfield Private Design Fund IV, L.P., each as a selling stockholder (together, the “Selling Stockholders”), relating to an underwritten public offering (the “Offering”) of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”). The Company is selling 4,950,496 shares of Common Stock (the “Shares”) in the Offering. The price to the public in the Offering is $101.00 per share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $95.445 per share. Under the terms of the Underwriting Agreement, the Selling Stockholders granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 742,574 shares of Common Stock from the Selling Stockholders (the “Additional Shares”), at the same price per share as the Shares.

The Company estimates that the net proceeds to the Company from the Offering will be approximately $471.9 million, after deducting underwriting discounts and commissions and estimated offering expenses. If the Underwriters exercise in full their option to purchase the Additional Shares, the Selling Stockholders will receive gross proceeds of approximately $75 million. The Company will not receive any proceeds from the sale of Additional Shares by the Selling Stockholders.

The Shares and any Additional Shares were sold pursuant to an automatically effective shelf registration statement on Form S-3 that was filed with the Securities and Exchange Commission (“SEC”) (File No. 333-270593) on March 16, 2023. A prospectus supplement relating to the Offering has been filed with the SEC. The closing of the Offering is expected to take place on November 20, 2025, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company and the Selling Stockholders, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the legal opinion and consent of Sidley Austin LLP relating to the Shares and the Additional Shares is attached as Exhibit 5.1 hereto.

Item 8.01.	Other Events.

On November 18, 2025, the Company issued a press release (the “Press Release”) announcing the pricing of the Offering. A copy of the Press Release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company estimates that the net proceeds to the Company from the Offering, together with the Company’s existing cash, cash equivalents and marketable securities, will enable it to fund its operating expenses and capital expenditure requirements into 2029.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the Press Release attached hereto contain forward-looking statements of the Company that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K and the attached Press Release are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,”

“potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “seek,” “look forward,” “advance,” “goal,” “strategy,” “promising,” “opportunity,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements relating to the anticipated closing of the Offering and the Company’s cash runway. Actual results may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, without limitation, risks and uncertainties related to the satisfaction of customary closing conditions related to the Offering and the impact of general economic, industry or political conditions in the United States or internationally. There can be no assurance that the Company will be able to complete the Offering on the anticipated terms, or at all. You should not place undue reliance on these forward-looking statements. Additional risks and uncertainties relating to the Offering, the Company and its business can be found under the caption “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, the Company’s prospectus supplement filed with the SEC on November 19, 2025 and other filings that the Company may make with the SEC in the future. Any forward-looking statements contained in this Current Report on Form 8-K and the Press Release attached hereto speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 18, 2025, by and among the Company, Deerfield Healthcare Innovations Fund, L.P., Deerfield Private Design Fund IV, L.P., J.P. Morgan Securities LLC, Jefferies LLC, TD Securities (USA) LLC and Cantor Fitzgerald & Co.

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Press Release issued by the Company on November 18, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvalent, Inc.

Date: November 20, 2025	By:	/s/ Deborah Miller
Deborah Miller, Ph.D.
Chief Legal Officer and Secretary